UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) May 9, 2007
                                                  ------------------------------


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                            ATP OIL & GAS CORPORATION

         Texas                       000-32261                   76-0362774
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 (State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

         4600 Post Oak Place, Suite 200                            77027

               Houston, Texas
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   (Address of principal executive offices)                       (Zip Code)

 Registrant's telephone number, including area code   713-622-3311
                                                      --------------------------

                                          N/A
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 2.02. Results of Operations and Financial Condition

On May 9, 2007, ATP Oil & Gas Corporation, a Texas corporation, issued a press release a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item
9.01.    Financial Statements and Exhibits


(c)      Exhibits


         99.1     Press release dated May 9, 2007

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    ATP Oil & Gas Corporation
                                                    -------------------------
                                                    (Registrant)


Date May 9, 2007
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                                                     /s/ Albert L. Reese, Jr.
                                                     ------------------------
                                                     Albert L. Reese, Jr.
                                                     Chief Financial Officer